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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported):    August 15, 2000
                                                        ----------------------

                       INVESTORS FINANCIAL SERVICES CORP.
                       ----------------------------------
             (Exact name of registrant as specified in its charter)

            DELAWARE                     0-26996               04-3279817
            --------                     -------               ----------
 (State or other jurisdiction     (Commission file number)  (I.R.S. Employer
of incorporation or organization)                           Identification No.)

     200 Clarendon Street, Boston, MA                             02116
   ----------------------------------------                     ----------
   (Address of principal executive offices)                     (Zip Code)

Registrant's telephone number including area code:    (617) 330-6700
                                                   ----------------------

                           No change since last report
             ------------------------------------------------------
             (Former name or address, if changed since last report)
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Item 5.  OTHER EVENTS.

On August 15, 2000, the Board of Directors of the Company adopted an amendment to its Rights Agreement which increased the Initial Exercise Price for each right to acquire 1/100 of a share of Preferred Stock from $75.00 to $540.00. A copy of such amendment is attached to this Form 8-K as Exhibit 4.1.

All capitalized terms used in this Item 5 shall have the meanings ascribed to them in the Rights Agreement.

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

                  Not applicable.

         (b)      UNAUDITED PRO FORMA COMBINED FINANCIAL INFORMATION.

                  Not applicable.

         (c)      EXHIBITS.

                     4.1 Amendment No. 2, dated as of August 15, 2000, to that certain Rights Agreement, dated as of September 25, 1995, as amended, of the Registrant.
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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   INVESTORS FINANCIAL SERVICES CORP.

                                   By: \s\ Kevin J. Sheehan
                                       ---------------------------------------
                                        Kevin J. Sheehan
                                        President, Chief Executive Officer and
                                        Chairman of the Board

Dated:  September 22, 2000.